UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 14, 2011 (February 8, 2011)

BRAMPTON CREST INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-1321002	30-0286164
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

3107 Stirling Road, Suite 201 Fort Lauderdale, FL	33312
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(305) 428-8300

4700 Biscayne Blvd., Suite 500, Miami, FL 33137
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers.

Effective February 10, 2011, Robert Wildberger resigned as a Director of the Company. No new directors have been appointed and the Company currently has three members on its Board of Directors as of this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Brampton Crest International, Inc.

Dated: February 14, 2011	/s/ Joseph Giuliano
Joseph Giuliano, Chief Financial Officer